Exhibit 10.53



[LOGO]





                            DATED ______________ 2001



                          (1) UNITED BREWERIES LIMITED


                 (2) UNITED BREWERIES INTERNATIONAL (UK) LIMITED





                      ------------------------------------

                             SUPPLEMENTAL AGREEMENT
                             to a Licence Agreement

                      ------------------------------------

THIS SUPPLEMENTAL AGREEMENT is made on                                      2001

BETWEEN:-

(1) UNITED BREWERIES LIMITED, a company registered in India with number 08/740 whose registered office is at 1/1, Vittal Mallya Road, Bangalore 560 001, India ("UB"); and

(2) UNITED BREWERIES INTERNATIONAL (UK) LIMITED, a company registered in England with number 1688201 whose registered office is at 75 Westow Hill, Crystal Palace, London SE19 1TX ("UBI (UK)").

INTRODUCTION

(A) UB and UBI (UK) entered into a Licence Agreement on 9 October 1998 (the "Original Agreement"), whereby UB appointed UBI (UK) as its exclusive licensee of the Trade Marks in the Territory.

(B) Following discussions between the parties, UB and UBI (UK) now wish to enter into this Supplemental Agreement in order to make certain amendments to the Original Agreement.

IT IS AGREED as follows:-

1.    DEFINITIONS AND INTERPRETATION

      Save as expressly set out herein, words and phrases defined in the Original Agreement shall have the same meaning when used in this Supplemental Agreement.

2.    COMMENCEMENT

      This Supplemental Agreement shall commence on the date hereof.

3.    AMENDMENTS TO THE ORIGINAL AGREEMENT

3.1 The definitions of "Brewing Agreement", "Territory" and "UBSN Licence" in clause 1.1 of the Original Agreement shall be deleted and replaced by the following definitions:-

      "Brewing Agreement      the brewing agreement dated 9 October 1998 between
                              UBI (UK), UBSN and SN, as the same may be amended, supplemented, varied or replaced from time to time;" and

      "Territory              the  United  Kingdom,  Belgium,  the  Netherlands,
                              France,  Germany,  Italy,  Austria,   Switzerland,
                              Finland,    Sweden,    Norway,    Denmark,   Eire,
                              Luxembourg,   Iceland,  Greece,  Spain,  Portugal,
                              Liechtenstein and the United States of America;"

                              "UBSN Licence the licence granted in the distribution agreement dated 9 October 1998 between UBI (UK) and UBSN, as the same may be amended, supplemented, varied or replaced from time to time.".

3.2 The following clause shall be inserted as a new clause 3.4:-

            "3.4 Without prejudice to clause 3.3, UB shall, at its own expense throughout the Term, continue to maintain the registrations of the Trade Marks (including by the payment of renewal fees), shall comply with the reasonable directions of UBI (UK) or any sub-licensee or any sub-sub-licensee of the Trade Marks in relation thereto and shall provide UBI (UK) with copies of such documents as UBI (UK) or any sub-licensee or any sub-sub-licensee of the Trade Marks may reasonably require to evidence the subsistence of the Trade Marks and entries at the relevant trade mark registries, including evidence that renewal and other fees have been duly paid. Without prejudice to the generality of the foregoing, UB shall procure that the registration of the UK registered trade mark specified in
            Schedule 1 is renewed (and all necessary renewal fees paid) prior to its expiry on 23 September 2003. UB hereby acknowledges and agrees that the provisions of this clause 3.4 are intended to, and shall, benefit any sub-licensees and any sub-sub-licensees of the Trade Marks.".

3.3 Clause 5.1 of the Original Agreement shall be deleted and replaced by the following:-

            "5.1 This Agreement shall be deemed to have commenced on 9 October 1998 and shall continue for a period of 15 years from such date ("the Initial Term").".

3.4 Clause 7 of the Original Agreement shall be deleted and replaced by the following:-

      "7.1 Without prejudice to clauses 7.2 and 7.3, neither party shall, without the prior written consent of the other, assign, mortgage, charge or otherwise deal with any of its rights and/or obligations under this Agreement.

      7.2 If UB wishes to transfer any of its obligations under this Agreement to any person (each a "Transferee"), it shall ensure that, as a pre-condition of any such transfer, the Transferee simultaneously enters into an agreement agreeing to be bound by the obligations of UB, mutatis mutandis, under this Agreement and shall require that any such Transferee imposes an equivalent obligation on any other transferee of such obligations.

      7.3 If UBI (UK) wishes to transfer any of its rights and/or obligations under this Agreement to any person (other than UBSN) (each a "Transferee"), it shall ensure that, as a pre-condition of any such transfer, the Transferee simultaneously enters into an agreement agreeing to be bound by the obligations of UBI (UK), mutatis mutandis, under the UBSN Licence and the Brewing Agreement and shall require that any such Transferee imposes an equivalent obligation on any other transferee of such rights and/or obligations".

4.    CONFIRMATION OF THE ORIGINAL AGREEMENT

      Subject to the terms and conditions of this Supplemental Agreement, the Original Agreement shall remain in full force and effect.

5.    LAW OF SUPPLEMENTAL AGREEMENT

5.1 This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of England.

5.2 The parties irrevocably submit for the exclusive benefit of UBI (UK) to the non-exclusive jurisdiction of the courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this Supplemental Agreement.


THIS SUPPLEMENTAL AGREEMENT has been duly executed and delivered by the parties as a deed on the date stated above.

EXECUTED as a DEED by                     )
UNITED BREWERIES LIMITED                  )
acting by:                                )
                                          ......................................
                                          Director

                                          ......................................
                                          Director/Secretary





EXECUTED as a DEED by                     )
UNITED BREWERIES INTERNATIONAL            )
(UK) LIMITED                              )
 acting by:                               )
                                          ......................................
                                          Director

                                          ......................................
                                          Director/Secretary